

                                   EXHIBIT 22

             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/93)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)


                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
BANC ONE OHIO CORPORATION                                        (f)                      SAME
         BANK ONE, AKRON, N.A.                                   (a)                     "   "
                BANC ONE AKRON SERVICE CORP.                     (f)                     "   "
         BANK ONE, ATHENS, N.A.                                  (a)                     "   "
                ATHENS SERVICE CORP.                             (m)                     "   "
         BANK ONE, CAMBRIDGE, N.A.                               (a)                     "   "
         BANK ONE, CINCINNATI, N.A.                              (a)                     "   "
                BANC ONE CINCINNATI AUTOLEASE CORP.              (f)                     "   "
         BANK ONE, CLEVELAND, N.A.                               (a)                     "   "
         BANK ONE, COLUMBUS, N.A.                                (a)                     "   "
                BANC ONE INVESTMENT ADVISORS CORP.               (f)                     "   "
                BANC ONE VEHICLE FINANCE CORP.                   (f)                     "   "
                BOC REALTY, INC.                                 (f)                     "   "
                       BOC TOLEDO, INC.                          (f)                     "   "
                       BOC MIDWEST, INC.                         (f)                     "   "
                       BOC FLORIDA, INC.                         (f)                     "   "
                       BOC SOUTHERN, INC.                        (f)                     "   "
                       BOC AFFILIATES, INC.                      (f)                     "   "
                BANC ONE ACCEPTANCE CORP.                        (f)                     "   "
                       BOX LEASING CORP.                         (f)                     "   "
                ICF INVESTMENT CORP.                             (f)                     "   "
                BANC ONE COMPENSATION SERVICES CORP. (80%)       (f)                     "   "
                29160 CENTER RIDGE CO., INC.                     (f)                     "   "
                MARIETTA HOTEL CO.                               (f)                     "   "
                GULF SHORES CONDOMINIUMS                         (f)                     "   "
                MAUMEE RIVER HOTEL CORP.                         (f)                     "   "
         BANK ONE, COSHOCTON, N.A.                               (a)                     "   "
         BANK ONE, DAYTON, N.A.                                  (a)                     "   "
                BANC ONE DAYTON SERVICE CORP.                    (f)                     "   "
         BANK ONE, DOVER, N.A.                                   (a)                     "   "
         BANK ONE, EAST LANSING                                  (c)                     "   "
         BANK ONE, FENTON, N.A.                                  (a)                     "   "
         BANK ONE, FREMONT, N.A.                                 (a)                     "   "
         BANK ONE LIMA, N.A.                                     (a)                     "   "
                BANC ONE WAPAKONETA SERVICE CORP.                (e)                     "   "
         BANK ONE, MARION                                        (b)                     "   "
         BANK ONE, MANSFIELD                                     (b)                     "   "
                BANC ONE TRAVEL CORP.                            (f)                     "   "
         BANK ONE, MARIETTA, N.A. (99.99%)                       (a)                     "   "
         BANK ONE, PORTSMOUTH, N.A.                              (a)                     "   "
         BANK ONE, SIDNEY, N.A.                                  (a)                     "   "
         BANK ONE, STEUBENVILLE, N.A.                            (a)                     "   "
                BANC ONE LOAN SERVICES CORP.                     (k)                     "   "
         BANK ONE, STURGIS                                       (c)                     "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                               ----------------        --------------
         BANK ONE OHIO TRUST COMPANY, N.A.                      (a)                       "   "
         BANK ONE, YOUNGSTOWN, N.A.                             (a)                       "   "
                BANC ONE FINANCIAL SERVICES CORP.
                       OF PENNSYLVANIA                          (k)                       "   "
         BANK ONE, YPSILANTI, N.A.                              (a)                       "   "

BANK ONE, LEXINGTON, N.A.                                       (a)                       "   "
         FIRST SECURITY FINANCIAL SERVICES CORP.
                OF KENTUCKY                                     (d)                       "   "
         FIRST PROPERTY DEVELOPMENT CO.                         (d)                       "   "
         SECURITY PROPERTY DEVELOPMENT CO.                      (d)                       "   "

BANC ONE ARIZONA CORPORATION                                    (g)                       "   "
         BANK ONE, FRESNO, N.A.                                 (a)                       "   "
                CALIFORNIA VALLEY SECURITIES, INC.              (y)                       "   "
         BANK ONE, ARIZONA, N.A.                                (a)                       "   "
                AMERICAN INSURANCE AGENCY, INC.                 (g)                       "   "
                ARIZONA TRUST DEED CORP.                        (g)                       "   "
                BANC ONE ARIZONA LEASING CORP.                  (g)                       "   "
                BANC ONE ARIZONA INVESTMENT
                       SERVICES CORP.                           (g)                       "   "
                BANCSTAR, INC.                                  (g)                       "   "
                SUN COUNTRY FINANCIAL CORP.                     (g)                       "   "
                SUN COUNTRY LEASING CORP.                       (g)                       "   "
                VALLEY BANK BUILDING, INC.                      (g)                       "   "
                VALLEY NATIONAL FINANCIAL
                       SERVICES CO.                             (g)                       "   "
                VALLEY NATIONAL INVESTORS, INC.                 (g)                       "   "
                WESTERN SECURITY LIFE
                       INSURANCE CO.                            (g)                       "   "
         BANK ONE, UTAH, N.A.                                   (a)                       "   "
         CONCHO INSURANCE AGENCY, INC.                          (g)                       "   "
         BANC ONE ARIZONA INVESTMENT
                CORP.                                           (g)                       "   "

BANC ONE COLORADO CORPORATION                                   (l)                       "   "
         BANK ONE, WESTERN COLORADO, N.A.                       (a)                       "   "
         BANK ONE, BOULDER, N.A.                                (a)                       "   "
         BANK ONE, COLORADO SPRINGS, N.A.                       (a)                       "   "
         BANK ONE, FORT COLLINS/LOVELAND, N.A.                  (a)                       "   "
         BANK ONE, GREELEY, N.A.                                (a)                       "   "
         BANK ONE, DENVER, N.A.                                 (a)                       "   "
         AFFILIATED BANKS BUILDING CO.                          (l)                       "   "
         AFFILIATED BANKS SERVICE CO.                           (l)                       "   "
         FIRST NATIONAL BANK OF MONTROSE                        (a)                       "   "

BANC ONE ILLINOIS CORPORATION                                   (q)                       "   "
         BANK ONE, PEORIA                                       (r)                       "   "
                JEFFERSON INVESTMENT SERVICES, INC.             (q)                       "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
         BANK ONE, BLOOMINGTON-NORMAL                           (r)                      "   "
         BANK ONE, ROCKFORD, N.A.                               (a)                      "   "
                NORTHERN ILLINOIS DEVELOPMENT
                       CORP. (30%)                              (q)                      "   "
                FIRST ROCKFORD COMMUNITY
                       DEVELOPMENT CORP.                        (q)                      "   "
         BANK ONE, SPRINGFIELD                                  (r)                      "   "
         MCU CORPORATION                                        (q)                      "   "
                BANK ONE, CHAMPAIGN-URBANA                      (r)                      "   "
         BANK ONE, CHICAGO, N.A.                                (a)                      "   "
         FIRST BANCORP CREDIT LIFE
                INSURANCE CO.                                   (g)                      "   "

BANC ONE INDIANA CORPORATION                                    (e)                      "   "
         AMERICAN FLETCHER REALTY CORPORATION                   (e)                      "   "
         BANK ONE, BLOOMINGTON, N.A.                            (a)                      "   "
         BANK ONE, CRAWFORDSVILLE, N.A.                         (a)                      "   "
         BANK ONE, INDIANAPOLIS, N.A.                           (a)                      "   "
                BANC ONE EQUIPMENT FINANCE, INC.                (e)                      "   "
                BANK SERVICE CORP. OF INDIANA (33-1/3%)         (e)                      "   "
                BANC ONE INDIANAPOLIS AUTO LEASE, INC.          (e)                      "   "
                BIL INTERNATIONAL HOLDINGS, INC.                (e)                      "   "
                       BO-UA FSC, INC.                          (e)                      "   "
                       BO-FE FSC, INC.                          (e)                      "   "
         BANK ONE, LAFAYETTE, N.A.                              (a)                      "   "
         BANK ONE, MARION, INDIANA, N.A.                        (a)                      "   "
         BANK ONE, MERRILLVILLE, N.A.                           (a)                      "   "
         BANK ONE, RENSSELLAER, N.A.                            (a)                      "   "
         BANK ONE, RICHMOND, N.A.                               (a)                      "   "

BANC ONE TEXAS CORPORATION                                      (f)                      "   "
         BANC ONE TEXAS SERVICE CORPORATION                     (f)                      "   "
         BANK ONE, TEXAS, N.A.                                  (a)                      "   "
                FREEDOM BANK, GLEN ROSE, N.A. (95.5%)           (a)                      "   "
                SOUTHMORE-TATAR CO.                             (p)                      "   "
                PSB LAND CO., INC.                              (p)                      "   "
                ANBORE, INC.                                    (p)                      "   "
                BSW AIRCRAFT LEASING CORP.                      (p)                      "   "
                CITY INVESTMENT CO.                             (p)                      "   "
                COMMONWEALTH ASSETS, INC.                       (p)                      "   "
                GREATER SOUTHWEST REALTY CORP.                  (p)                      "   "
                HOUSTON MBH NO. 1, INC.                         (p)                      "   "
                HOUSTON MBH NO. 2, INC.                         (p)                      "   "
                HOUSTON MBH NO. 3, INC.                         (p)                      "   "
                PRESTON FORUM HOLDINGS, INC.                    (p)                      "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
                LAWNWOOD LAND CO.                               (p)                     "   "
                MBA ENERGY, INC.                                (p)                     "   "
                MLEASE CORP.                                    (p)                     "   "
                MORROW ENTERPRISES ASSETS, INC.                 (p)                     "   "
                MBH RAILCARS, INC.                              (p)                     "   "
                OREGON, INC.                                    (p)                     "   "
                       MBANK ENERGY MANAGEMENT, INC.            (p)                     "   "
                       OREGON LOUISIANA, INC.                   (p)                     "   "
                       OREGON RAT I, INC.                       (p)                     "   "
                       OREGON RAT II, INC.                      (p)                     "   "
                       OREGON RAT III, INC.                     (p)                     "   "
                       OREGON TEXAS ONE, INC.                   (p)                     "   "
                OREGONE WEST, INC.                              (p)                     "   "
                CP-1, INC.                                      (p)                     "   "
                CP-2, INC.                                      (p)                     "   "
                METROPOLITAN HOLDINGS, INC.                     (p)                     "   "
                BANC ONE CARD SERVICES CORP.                    (h)                     "   "
                TEXAS INVESTMENT HOLDING CORP.                  (p)                     "   "
                BANC ONE TEXAS LEASING CORP.                    (p)                     "   "
                TEAM BROKERAGE, INC.                            (p)                     "   "
                TEAM LIFE INSURANCE CO.                         (p)                     "   "
                TEAMVEST, INC.                                  (p)                     "   "
                TEAM BANK SERVICES, INC.                        (p)                     "   "
                BAY OPERATING CO., INC.                         (p)                     "   "
                POST OAK OPERATING, INC.                        (p)                     "   "
                WEST U21, INC.                                  (p)                     "   "
                FREER PROPERTIES, INC.                          (p)                     "   "
                INDIAN PRODUCTION CO., INC.                     (p)                     "   "
                TAB ASSETS CORP.                                (p)                     "   "
                TEXAS LYRIC CORP.                               (p)                     "   "
                12603 SOUTHWEST FREEWAY, INC.                   (p)                     "   "
                TEXAS ASSET ACQUISITION CORP.                   (p)                     "   "

BANC ONE WEST VIRGINIA CORPORATION                              (m)                     "   "
         BANK ONE, WEST VIRGINIA, CHARLESTON, N.A.              (a)                     "   "
         BANK ONE, WEST VIRGINIA, ST. ALBANS, N.A.              (a)                     "   "
         BANK ONE, WEST VIRGINIA, BECKLEY, N.A.                 (a)                     "   "
         BANK ONE, WEST VIRGINIA, LOGAN, N.A.                   (a)                     "   "
         BANK ONE, WEST VIRGINIA, WILLIAMSON, N.A.              (a)                     "   "
         BANK ONE, WEST VIRIGNIA, BOONE, N.A.                   (a)                     "   "
         BANK ONE, WEST VIRGINIA, NICHOLAS COUNTY, INC.         (x)                     "   "
         BANK ONE, WEST VIRGINIA, BUCKHANNAN, N.A.              (a)                     "   "
         BANK ONE, WEST VIRGINIA, LINCOLN, N.A.                 (a)                     "   "
         BANK ONE, WEST VIRGINIA, WHEELING, N.A.                (a)                     "   "
         BANK ONE, WEST VIRGINIA, NEWS MARTINSVILLE, N.A.       (a)                     "   "
         BANK ONE, WEST VIRGINIA, HUNTINGTON, N.A.              (a)                     "   "
         BANK ONE, WEST VIRGINIA, CLARKSBURG, N.A.              (a)                     "   "
         BANK ONE, WEST VIRGINIA, PHILIPPI, N.A.                (a)                     "   "
         BANK ONE, WEST VIRGINIA, WAYNE COUNTY, INC.            (x)                     "   "
         BANK ONE, PIKEVILLE, N.A.                              (a)                     "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
         BANK ONE, WEST VIRGINIA, CHARLES TOWN, INC.              (x)                  "   "
         RELIABLE MORTGAGE CO.                                    (m)                  "   "
         FIRST NATIONAL REALTY CO., INC.                          (m)                  "   "
         HOBBS REALTY CORP., INC.                                 (m)                  "   "

BANC ONE OKLAHOMA CORPORATION                                     (z)                  "   "
         THE FRIENDLY BANK OF OKLAHOMA CITY                       (aa)                 "   "
         THE CENTRAL BANK OF OKLAHOMA CITY                        (aa)                 "   "
                CENTRAL BUILDING CORPORATION                      (z)                  "   "
         CENTRAL FINANCIAL LIFE INSURANCE CO.                     (g)                  "   "

BANC ONE WISCONSIN CORPORATION                                    (j)                  "   "
         BANC ONE BUILDING MANAGEMENT CORPORATION                 (j)                  "   "
         BANK ONE, STEVENS POINT, N.A.                            (a)                  "   "
                STEVENS POINT INVESTMENT HOLDING CORP.            (n)                  "   "
         BANK ONE, ANTIGO                                         (i)                  "   "
                ANTIGO INVESTMENT HOLDING COMPANY                 (n)                  "   "
         BANK ONE, BEAVER DAM                                     (i)                  "   "
                BEAVER DAM INVESTMENT HOLDING COMPANY             (n)                  "   "
         BANK ONE, ELKHORN, N.A.                                  (n)                  "   "
                ELKHORN INVESTMENT HOLDING COMPANY                (n)                  "   "
         BANC ONE INTERNATIONAL SERVICES CORPORATION              (j)                  "   "
         BANK ONE, JANESVILLE, N.A.                               (a)                  "   "
                JANESVILLE INVESTMENT HOLDING CO.                 (n)                  "   "
         BANK ONE, MADISON                                        (i)                  "   "
                MADISON INVESTMENT HOLDING CO.                    (n)                  "   "
         BANK ONE, MILWAUKEE, N.A.                                (a)                  "   "
         BANC ONE VENTURE CORP.                                   (j)                  "   "
                MILWAUKEE INVESTMENT HOLDING CO.                  (n)                  "   "
                BANC ONE WISCONSIN BANKCARD CORP.                 (j)                  "   "
                BANC ONE WISCONSIN INVESTMENT
                       SERVICES CORP.                             (j)                  "   "
                BANC ONE MEZZANINE CAPITAL CORP.                  (j)                  "   "
                BANC ONE WISCONSIN LEASING CORP.                  (j)                  "   "
                BOMOREO, INC.                                     (j)                  "   "
         BANK ONE, MONROE                                         (l)                  "   "
                MONROE INVESTMENT HOLDING COMPANY                 (n)                  "   "
         BANK ONE, RACINE, N.A.                                   (a)                  "   "
                RACINE INVESTMENT HOLDING COMPANY                 (n)                  "   "
         BANK ONE, WEST BEND                                      (l)                  "   "
                WEST BEND INVESTMENT HOLDING CORP.                (n)                  "   "
                BANC ONE INSURANCE SERVICES CORP.                 (j)                  "   "
                HIGHWAY "P" MOTEL, INC.                           (j)                  "   "
         BANK ONE WISCONSIN TRUST CO., N.A.                       (a)                  "   "
                WITRUST INVESTMENT HOLDING CO.                    (j)                  "   "
         BANK ONE, APPLETON, N.A.                                 (a)                  "   "
                APPLETON INVESTMENT HOLDING CO.                   (n)                  "   "
         BANK ONE, FOND DU LAC                                    (l)                  "   "
                FOND DU LAC INVESTMENT HOLDING CO.                (n)                  "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
         BANK ONE, GREEN BAY                                    (l)                    "   "
                GREEN BAY INVESTMENT HOLDING CO.                (n)                    "   "
         BANK ONE, OSHKOSH, N.A. (99.53%)                       (a)                    "   "
                OSHKOSH INVESTMENT HOLDING CO.                  (n)                    "   "
         BANK ONE, KENOSHA, N.A.                                (a)                    "   "
                FNBK INVESTMENTS, INC.                          (j)                    "   "

BANC ONE DIVERSIFIED SERVICES CORPORATION                       (f)                    "   "
         BANC ONE SECURITIES CORP.                              (f)                    "   "
                FIRST SECURITY BROKERAGE
                       CO. OF KENTUCKY                          (d)                    "   "
         BANC ONE COMMUNITY DEVELOPMENT CORP.                   (f)                    "   "
                BANC ONE COMMUNITY
                       DEVELOPMENT/WISCONSIN CORP.              (f)                    "   "
         FINANCE ONE CORP.                                      (f)                    "   "
         BANC ONE FLORIDA CORP.                                 (f)                    "   "
                BANC ONE LEASING CO. OF FLORIDA                 (f)                    "   "
         BANC ONE LEASING CORP.                                 (f)                    "   "
                FM LEASING CORP.                                (l)                    "   "
         BANC ONE MORTGAGE CORP.                                (h)                    "   "
         BANC ONE REALTY COLUMBUS CORP.                         (f)                    "   "
         BANC ONE SERVICES CORP.                                (f)                    "   "
                BANC ONE FINANCIAL CARD
                       SERVICES CORP.                           (f)                    "   "
                BANC ONE SERVICES FSC-I, INC.                   (cc)                   "   "
                ELECTRONIC PAYMENT SERVICES,
                       INC. (30.99996%)                         (h)                    "   "
                       BUYPASS CORP.                            (w)                    "   "
                       MONEY ACCESS SERVICE, INC.               (h)                    "   "
                       MAC NEW ENGLAND, INC.                    (u)                    "   "
                       METROTELLER SYSTEMS, INC.                (v)                    "   "
                       TRI-STATE NETWORK, INC.                  (k)                    "   "
                       GREEN MACHINE NETWORK CORP.              (f)                    "   "
         BANC ONE FINANCIAL SERVICES, INC.                      (e)                    "   "
                GUARDIAN AGENCY, INC.                           (e)                    "   "
                       GUARDIAN AGENCY OF
                              BLOOMINGTON, INC.                 (e)                    "   "
                       GUARDIAN AGENCY OF
                              GREENCASTLE, INC.                 (e)                    "   "
                       GUARDIAN AGENCY OF
                              DELPHI, INC.                      (e)                    "   "
                       GUARDIAN AGENCY OF
                              FORT WAYNE, INC.                  (e)                    "   "
                       GUARDIAN AGENCY OF
                              LEBANON, INC.                     (e)                    "   "
                       GUARDIAN AGENCY OF
                              RUSHVILLE, INC.                   (e)                    "   "
                       GUARDIAN AGENCY OF
                              VALPARAISO, INC.                  (e)                    "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
                       BENEFICIAL INSURANCE
                              AGENCY, INC.                      (e)                     "   "
                BANC ONE CONSUMER DISCOUNT CO.,
                       A NON-BANKING AFFILIATE OF
                       BANC ONE CORPORATION                     (e)                     "   "
                BANC ONE FINANCIAL SERVICES
                       OF MINNESOTA, INC.                       (s)                     "   "
         BANC ONE CAPITAL CORP.                                 (f)                     "   "
         BANC ONE CAPITAL PARTNERS CORP.                        (f)                     "   "
         BANC ONE CAPITAL PARTNERS II CORP.                     (f)                     "   "
                BANC ONE CAPITAL PARTNERS III CORP              (f)                     "   "
                BANC ONE CAPITAL PARTNERS II
                       LIMITED PARTNERSHIP (80%)                (bb)                    "   "
         BANC ONE LIFE INSURANCE CO.                            (g)                     "   "
         FIRST COLORADO BANKSHARES INSURANCE CO.                (l)                     "   "
         AFFILIATED BANKSHARES INSURANCE AGENCY, INC.           (l)                     "   "
         BOCC FUNDING CORP.                                     (f)                     "   "
         BANC ONE MANAGEMENT AND
                CONSULTING CORP.                                (f)                     "   "
                BANC ONE NEW HAMPSHIRE
                       ASSET MANAGEMENT CORP.                   (f)                     "   "
                BONNET RESOURCES CORP.                          (f)                     "   "
                       PINE VALLEY RESOURCES CORP.              (f)                     "   "
                              TARFIVE, INC.                     (p)                     "   "
                              TARSIX, INC.                      (p)                     "   "
                              JR-1, INC.                        (p)                     "   "
                              JR-2, INC.                        (p)                     "   "
                              REALTY ALLIANCE OF TEXAS, LTD.
                              (PINE VALLEY IS GENERAL PARTNER
                              AND BANK ONE, TEXAS, N.A. IS
                              A LIMITED PARTNER)                (t)                     "   "
                                     TARTWO, INC.               (p)                     "   "
                                     TARTHREE, INC.             (p)                     "   "
                                     TARFOUR, INC.              (p)                     "   "
                SUBSIDIARY CONSULTANTS, INC.                    (p)                     "   "
                BANC ONE AMARYLLIS ASSET
                       MANAGEMENT CORP.                         (f)                     "   "
                BANC ONE BETA ASSET
                       MANAGEMENT CORP.                         (f)                     "   "
                FAMCO SERVICES, INC.                            (p)                     "   "
                FAMCO SERVICES II, INC.                         (p)                     "   "
                FAMCO SERVICES III, INC.                        (p)                     "   "

BANC ONE BETA CORPORATION                                       (f)                     "   "

PREMIER ACQUISITION CORPORATION                                 (f)                     "   "

STERLING ASSURANCE COMPANY                                      (f)                     "   "




                                                             JURISDICTION OF         NAME IN WHICH
                                                             INCORPORATION OR        BUSINESS IS
NAME OF SUBSIDIARY                                           ORGANIZATION            CONDUCTED
- ------------------------------                             ----------------          -------------
AARON ACQUISITION CORPORATION                                   (d)                     "    "

BANC ONE INTERIM CORPORATION                                    (f)                     "    "

BANC ONE CAPITAL HOLDINGS CORPORATION                           (f)                     "    "

_______________________

(a)      A national banking association
(b)      An Ohio banking corporation
(c)      A Michigan banking corporation
(d)      A Kentucky corporation
(e)      An Indiana corporation
(f)      An Ohio corporation
(g)      An Arizona corporation
(h)      A Delaware corporation
(i)      A Wisconsin banking corporation
(j)      A Wisconsin corporation
(k)      A Pennsylvania corporation
(l)      A Colorado corporation
(m)      A West Virginia corporation
(n)      A Nevada corporation
(o)      A Louisiana corporation
(p)      A Texas corporation
(q)      An Illinois corporation
(r)      An Illinois banking corporation
(s)      A Minnesota corporation
(t)      A Texas limited partnership
(u)      A New Hampshire corporation
(v)      A New York corporation
(w)      A Georgia corporation
(x)      A West Virginia banking corporation
(y)      A California corporation
(z)      An Oklahoma corporation
(aa)     An Oklahoma banking corporation
(bb)     An Ohio partnership
(cc)     A U.S. Virgin Islands corporation

